Prime Credit Card Master Trust					13-Sep-04
					04:04 PM
Settlement Statement
-	-	--

Distribution Date:					15-Sep-04

Monthly Period:		August 2004
		01-Aug-04
		28-Aug-04

(i) Collections					$343,949,830
Finance Charge					36,081,556
Principal					307,868,275

(ii) Investor Percentage - Principal Collections					28-Aug-04

	Series 2000-1				25.5%
	A				21.5%
	B				2.0%
	C				2.0%

	Series 1992-3				0.0%
	A				0.0%
	B				0.0%

(iii) Investor Percentage - Finance Charge Collections, Receivables

	Series 2000-1				25.5%
	A				21.5%
	B				2.0%
	C				2.0%

	Series 1992-3				0.0%
	A				0.0%
	B				0.0%

(iv) Distribution Amount per $1,000				15-Sep-04

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$0.00

(v) Allocation to Principal per $1,000				15-Sep-04

	Series 2000-1				$0.000
	A				0.000
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed				$0.00
	Series 2000-1				$0.00
	Series 1992-3				$0.00

(vi) Allocation to Interest per $1,000				15-Sep-04

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$0.00

(vii) Investor Default Amount

	Series 2000-1				$2,857,805.65
	A				$2,400,508.74
	B				228,648.46
	C				228,648.46

	Series 1992-3				$0.00
	A				$0.00
	B				$0.00

(viii) Investor Charge Offs
			Charge Offs		Reimbursements
	Series 2000-1		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00
	C		0.00		0.00

	Series 1992-3		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00

(ix) Servicing Fee

	Series 2000-1				$793,666.67
	A				666,666.67
	B				63,500.00
	C				63,500.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(x) Deficit Controlled Amortization Amount

	Series 2000-1				$0.00
	A				0.00
	B				0.00
	C				0.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(xi) Receivables in Trust			28-Aug-04		$1,956,778,447.71
Principal Receivables in Trust					$1,869,330,018.88

(xii) Invested Amount			28-Aug-04

	Series 2000-1				$476,200,000.00
	A				400,000,000.00
	B				38,100,000.00
	C				38,100,000.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(xiii) Enhancement					NA

(xiv) Pool Factor					NA

(xv) Yield Factor					10.183%
Finance Charge Receivables Factor					4.469%

(xvi) Payout Event

	Series 2000-1				NO
	Series 1992-3				NO

(xvii) Other

	Delinquency

	Current			92.43%	$1,702,712,214
	1-29 days			3.49%	$64,287,791
	30-59 days			1.18%	$21,754,707
	60-89 days			0.78%	$14,337,369
	90-119 days			0.63%	$11,670,235
	120-149 days			0.58%	$10,713,158
	150 days +			0.91%	$16,704,869
	Total			100.00%	$1,842,180,343

	Balance in Principal Funding Account			28-Aug-04	$0
	Balance in Excess-Funding Account				$0

Last Updated on 9/15/04
By Federated